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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our reports dated March 6, 1995 included in or made a part of this registration on Form S-1.

                                          ARTHUR ANDERSEN LLP

Orange County, California

October 26, 1995